                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]   Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to Section 240.14a-12

                         THE FIRST AUSTRALIA FUND, INC.
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)      Title of each class of securities to which transaction applies:

               --------------------------------------------------------------

      (2)      Aggregate number of securities to which transaction applies:

               --------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               --------------------------------------------------------------

      (4)      Proposed maximum aggregate value of transaction:

               --------------------------------------------------------------

      (5)      Total fee paid:

               --------------------------------------------------------------

[_]   Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)      Amount Previously Paid

               --------------------------------------------------------------

      (2)      Form, Schedule or Registration Statement No.:

               --------------------------------------------------------------

      (3)      Filing Party:

               --------------------------------------------------------------

      (4)      Date Filed:

               --------------------------------------------------------------

[FIRST AUSTRALIA FUND INC. LOGO APPEARS HERE]              Gateway Center 3
                                                           100 Mulberry Street
                                                           Newark, New Jersey
                                                            07102
                                                           (800) 451-6788

                                                           March 19, 2001

Dear Shareholder:

  The Annual Meeting of Shareholders is to be held at 1:00 p.m. (Eastern time), on Thursday, April 19, 2001 at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting, and an envelope postage prepaid in which to return your proxy card are enclosed.

  At the Annual Meeting, the holders of the Fund's common stock will elect the Fund's Class I Directors for a three-year term. In addition, the shareholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a shareholder.

  Your Directors recommend that you vote in favor of each of the foregoing matters.

                                      /s/ Hugh Young
                                      --------------
                                      HUGH YOUNG
                                      CHAIRMAN

YOU ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDING.

Following the acquisition of the Fund's investment manager and investment adviser by Aberdeen Asset Management, PLC, the name of the investment manager was changed from EquitiLink International Management Limited to Aberdeen Asset Managers (C.I.) Limited, and the name of the investment adviser was changed from EquitiLink Australia Limited to Aberdeen Asset Management Limited.

            EFFECTIVE MAY 1, 2001, YOUR FUND WILL HAVE A NEW NAME:

                     ABERDEEN AUSTRALIA EQUITY FUND, INC.

                          Stock Exchange Symbol: IAF

                        THE FIRST AUSTRALIA FUND, INC.

                               Gateway Center 3
                              100 Mulberry Street
                           Newark, New Jersey 07102

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                April 19, 2001

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The First Australia Fund, Inc. (the "Fund") will be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York, on Thursday, April 19, 2001, at 1:00 p.m. (Eastern time), for the following purposes:

  (1) To elect four Directors to serve as Class I Directors for a three-year term; and

  (2) To transact any other business as may properly come before the meeting or any adjournments or postponements thereof.

  The Board of Directors has fixed the close of business on March 5, 2001 as the record date for the determination of shareholders entitled to vote at the meeting or any adjournment or postponement thereof.

  In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting, the persons named as proxies may propose one or more adjournments of the meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any proposal and will vote against any such adjournment those proxies to be voted against that proposal.

                                      By Order of the Board of Directors,

                                      Roy M. Randall, Secretary

Newark, New Jersey
March 19, 2001

  IMPORTANT: You are cordially invited to attend the meeting. Shareholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to assure a quorum at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                PROXY STATEMENT

                        THE FIRST AUSTRALIA FUND, INC.

                               Gateway Center 3
                              100 Mulberry Street
                           Newark, New Jersey 07102

                              -------------------

                        Annual Meeting of Shareholders
                                April 19, 2001

                              -------------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The First Australia Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York, on Thursday, April 19, 2001, at 1:00 p.m. (Eastern time). The approximate mailing date for this Proxy Statement is March 19, 2001 or as soon as practicable thereafter.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked, proxies received will be voted FOR the proposal to elect Class I Directors. The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof. Any proxy may be revoked at any time prior to its exercise by giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102).

  Shareholders may vote using the enclosed postage pre-paid proxy card. Shareholders may also vote by telephone or internet. To vote by telephone or internet, shareholders should follow the instructions contained on their proxy card.

  The presence at the Meeting, in person or by proxy, of the stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall be necessary and sufficient to constitute a quorum for the transaction of business with respect to the Fund. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present.

  Approval of the election of Class I Directors to the Board of Directors will require the affirmative vote of a majority of the shares of common stock present in person or by proxy at the Meeting. Abstentions are treated as present and will have the effect of a vote "against" the proposal. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on the proposal will be voted "for" the proposal.

  In the event that the necessary quorum to transact business at the Meeting is not obtained or a quorum is present at the Meeting but sufficient votes to approve the proposals are not received, the proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If the necessary quorum is not obtained, the persons named as proxies will vote in favor of the adjournment. If a quorum is present, the proxy holders will vote those proxies required to be voted "for" the proposal with respect to which insufficient votes for approval have been received, in favor of such adjournment, and will vote those proxies required to be voted "against" the proposal, against adjournment.

  The Board of Directors has fixed the close of business on March 5, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders on the record date will be entitled to one vote for each share held. As of March 5, 2001, the Fund had 17,189,998 shares of common stock outstanding, par value $0.01 per share.

  The Board of Directors of the Fund knows of no business other than that mentioned in the Notice of the Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

  The Fund will furnish, without charge, a copy of the Fund's annual report for its fiscal year ended October 31, 2000, and any more recent reports, to any Fund shareholder upon request. To request a copy, please call or write to Investor Relations, Aberdeen Asset Management, 45 Broadway, 31st floor, New York, New York 10006, Telephone: 1-800-522-5465.

                      PROPOSAL TO ELECT CLASS I DIRECTORS

  The Fund's By-laws provide that the Board of Directors will be divided into three classes, as nearly equal in number as possible, each of which, after a transition period, will serve for three years with one class being elected each year. Each year the term of office of one class will expire. Anthony E. Aaronson, Neville J. Miles, Peter D. Sacks, and John T. Sheehy, Directors who were elected to serve until the Meeting, have been nominated by the Board of Directors of the Fund, including the Directors who are not interested persons of the Fund, to serve as Class I Directors for a three-year term to expire at the Annual Meeting of Shareholders to be held in 2004 and until their successors are duly elected and qualified. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

  It is the intention of the persons named on the enclosed proxy card to vote for the election of the persons listed below under Class I for a three-year term. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

  The following table sets forth certain information concerning each of the Fund's nominees for election as a Director and each Director of the Fund. Each of the Fund's nominees is currently a Director of the Fund.

                                                                                                Shares
                                                                                             Beneficially
                                                                                              Owned and
                                                                                              % of Total
                                                                                             Outstanding
                              Principal Occupations and Employment for Past         Director      on
Name and Address                   Five Years and Other Directorships           Age  Since    1/31/01(1)
----------------              ---------------------------------------------     --- -------- ------------
                                    Class I
              (Current Directors and Nominees for a Term Expiring
                   at the Annual Meeting to be held in 2004)

Anthony E. Aaronson++     Mr. Aaronson has extensive experience in the           64   1985      1,500
116 South Anita Avenue      management of private investments. He served as
Los Angeles, CA 90049       Chairman of the Audit Committee of the Fund from
                            the inception of the Fund until 2000.

                          Director, The First Australia Prime Income Fund,
                            Inc. (since 1986); Anthony Aaronson (textile agent) (since 1993); Vice President, Textile
                            Association of Los Angeles (from 1996 to 1998).

Neville J.                Mr. Miles has over 20 years of international           54   1996          0
Miles+(degrees)             investment banking experience. He was formerly
23 Regent Street            head of Corporate Treasury at Westpac Banking
Paddington, N.S.W. 2021     Corporation and Managing Director of Ord Minnett
Australia                   Securities Limited (stockbrokers). Mr. Miles has
                            extensive experience in the areas of corporate
                            acquisitions and equity offerings.

                          Director, The First Australia Prime Income Fund,
                            Inc. (since 1996); Director, The First
                            Commonwealth Fund, Inc. (since December 1999);
                            Chairman and Director, MTM Funds Management
                            Limited (property trust) (since 1998); Director,
                            MaxiLink Limited (investment company); Director,
                            EquitiLink eLink Limited (investment company);
                            Executive Director, EL&C Ballieu Limited
                            (stockbroker) (from 1994 to 1997); Executive
                            Director, Ord Minnett Securities Limited
                            (stockbroker) (from 1988 to 1994).

Peter D. Sacks++          Mr. Sacks' career has spanned 20 years in executive    55   1999        250
33 Yonge Street, Suite      positions in treasury management with CIBC, Chase
706                         Manhattan Bank and Midland Bank. He is currently
Toronto, Ontario M5E 1G4    president and director of Toron Capital Markets,
Canada                      Inc., a company which he established in 1988 to
                            design and manage customized hedging solutions for
                            institutional clients with commodity risks and
                            currency and interest rate exposures.

                          Director, The First Australia Prime Income Fund,
                            Inc. (since 1993); Director, The First
                            Commonwealth Fund, Inc. (since 1992); Director,
                            First Australia Prime Income Investment

                                                                                               Shares
                                                                                            Beneficially
                                                                                             Owned and
                                                                                             % of Total
                                                                                            Outstanding
                             Principal Occupations and Employment for Past         Director      on
Name and Address                  Five Years and Other Directorships           Age  Since    1/31/01(1)
----------------             ---------------------------------------------     --- -------- ------------
                           Company Limited (since December 1998); President,
                           Toron Capital Management Inc. (investment
                           management) (since 1997); President, Toron Capital
                           Markets, Inc. (currency and interest rate risk
                           advice and management) (since 1988); President and
                           Director, First Horizons Holdings Limited
                           (Canadian mutual fund distributor).

John T.                  Mr. Sheehy has over 30 years' experience in            58   1985      5,000
Sheehy++(degrees)          investment banking with companies such as J.P.
235 Montgomery Street      Morgan & Company and Bear, Stearns & Co. Inc. His
Suite 300                  specialty areas include securities valuation,
San Francisco, CA 94104    public offerings and private placements of debt
                           and equity securities, mergers and acquisitions
                           and management buyout transactions.

                         Director, The First Australia Prime Income Fund,
                           Inc. (since 1986), The First Commonwealth Fund,
                           Inc. (since 1992) and First Australia Prime Income
                           Investment Company Limited (since 1986); Managing
                           Director, The Value Group LLC (investment banking)
                           (since 1997); Director, Video City, Inc. (video retail merchandising) (since 1997); Managing
                           Director, Black & Company (investment banking)
                           (from 1996 to 1997); Managing Director, Sphere
                           Capital Partners (investment banking) (from 1987 to 1996); Director, Sandy Corporation (corporate consulting, communication and training) (from 1986 to January 1996).

                                    Class II
            (Term Expiring at the Annual Meeting to be held in 2002)

Chris Fishwick*          Mr. Fishwick has been actively involved in the         39   2001          0
One Bow Churchyard         investment management and securities industry.
London                     Since 1991, he has been an investment management
United Kingdom             professional with Aberdeen Asset Management PLC
EC4M 9HH                   (parent company of the Fund's Investment Manager
                           and Investment Adviser).

                         Director, Aberdeen Asset Management PLC (since
                           1995); Director, Aberdeen Asset Managers Jersey
                           Limited (since 1999); Director, Aberdeen Asset
                           Managers Limited (since 1991); Director, Aberdeen
                           Convertible Income Trust PLC (alternate) (since
                           1997); Director, Aberdeen Graham Asset Management
                           Limited (since 1999); Director, Aberdeen High
                           Income Trust PLC (since 1994); Director, Aberdeen
                           Preferred Income Trust PLC (since 1998); Director,
                           Aberdeen Preferred

                                                                                             Shares
                                                                                          Beneficially
                                                                                           Owned and
                                                                                           % of Total
                                                                                          Outstanding
                           Principal Occupations and Employment for Past         Director      on
Name and Address                Five Years and Other Directorships           Age  Since    1/31/01(1)
----------------           ---------------------------------------------     --- -------- ------------
                         Securities PLC (since 1998); Director, Aberdeen
                         Unit Trust Managers Limited (since 1998);
                         Director, Chaucer PLC (since 1993); Director,
                         European Technology and Income Company Limited
                         (since 2000); Director, Jersey Phoenix Trust
                         Limited (alternate) (since 2000); Director, The
                         Enhanced Zero Trust PLC (since 1999); Director,
                         Leveraged Income Fund (since 1999); Director, The
                         Media and Income Trust PLC (since 2000); Director,
                         Phoenix Aberdeen International Advisors LLC (since
                         1996); Director, The Smaller Companies Investment
                         Trust PLC (since 1990); Director, The Taverners
                         Trust PLC (since 1996); Director, The Technology
                         and Income Trust Limited (since 1999).

Howard A. Knight       Mr. Knight has over 30 years of experience in          59   1993      2,500
1266 East Main Street    financial markets and has been actively involved
Stamford, Connecticut    in the Australian financial markets for more than
06902                    25 years. From 1991 to 1994, he served as
                         President of Investment Banking, Equity
                         Transactions and Corporate Strategy at Prudential
                         Securities. Since 1996, Mr. Knight has served as
                         Vice Chairman, Director and Chief Operating
                         Officer of SBS Broadcasting SA (television and
                         radio broadcasting), where he has been actively
                         involved in investment management and capital
                         markets.

                       Director, The First Australia Prime Income Fund,
                         Inc. (since 1993); Director, Lions Gate
                         Entertainment Corp. (film production and distribution) (since 2000).

Sir David Rowe-Ham     Sir David Rowe-Ham has been Director and Chairman of   65   2001          0
140 Piccadilly           Brewin Dolphin Holdings PLC, a fund manager and
London                   stockbroker listed on the L.S.E., since 1992.
United Kingdom W1VGFH

                       Director and Chairman, Roam Investments Ltd. (since
                         1984); Director and Chairman, Olayan Europe Ltd.
                         (since 1989); Director and Chairman, Coral
                         Products PLC (since 1995); Director and Chairman,
                         BNP Paribas South Asia Investment Co. Ltd. (since
                         1995); President, The Crown Agents Foundation
                         (since 1996); Director, St. David's Investment
                         Trust PLC (since 1996); Director and Chairman,
                         Aspect Internet Holdings Ltd. (since 2000);
                         Director, Chubb plc (since 2000).

                                                                                             Shares
                                                                                          Beneficially
                                                                                           Owned and
                                                                                           % of Total
                                                                                          Outstanding
                           Principal Occupations and Employment for Past         Director      on
Name and Address                Five Years and Other Directorships           Age  Since    1/31/01(1)
----------------           ---------------------------------------------     --- -------- ------------

Hugh Young*            Mr. Young has been in the financial services           42   2001         0
21 Church Street         business since 1979. Mr. Young has been an
#01-01 Capital Square    Executive Director of Aberdeen Asset Management
Two                      PLC (parent company of the Fund's Investment
Singapore 049480         Manager and Investment Adviser), since 1991. He
                         has also been Managing Director of Aberdeen Asset
                         Management Asia Limited since 1992 and Managing
                         Director of Aberdeen International Fund Managers
                         Limited since 2000. He has been President of the
                         Fund, of The First Commonwealth Fund, Inc., and of
                         The First Australia Prime Income Fund, Inc. since
                         2001.

                       Director, Aberdeen Asia Total Return (since 1998);
                         Director, Aberdeen Asset Management PLC (since
                         1991); Director, Aberdeen Asian Smaller Companies
                         Investment Trust Limited (since 1995); Director,
                         Aberdeen Asian Smaller Companies Investment Trust
                         PLC (since 1995); Director, Aberdeen Emerging Asia
                         Investment Trust Limited (since 1990); Director,
                         Aberdeen Asset Management Asia Limited (since
                         1991); Director, Aberdeen India Fund Limited
                         (since 1996); Director Aberdeen New Dawn
                         Investment Trust PLC (since 1989); Director,
                         Aberdeen New Thai Investment Trust PLC (since
                         1989); Director, Aberdeen International Fund
                         Managers Limited (since 1998); Director, Aberdeen
                         International Management Ireland Limited (since
                         2000); Director, Apollo Europe Fund Limited (since
                         1996); Director, Apollo Investment Management
                         Limited (since 1994); Director, Apollo Hedge Fund
                         (since 1996); Director, Apollo Japan Fund Limited
                         (since 1995); Director Apollo Tiger Fund Limited
                         (since 1994); Director, Apollo Californian Fund
                         Limited (since 1997); Director, JF Philippine Fund
                         Ltd (since 1991); Director, MIMB Aberdeen Asset
                         Management Sdn. Bhd. (since 1998); Director,
                         Phoenix Aberdeen International Advisors PLC (since
                         1996); Director, Aberdeen Asian Absolute Return
                         Fund (since 1998); Director, Apollo Protector Fund
                         (since 1998); Director, Aberdeen Global (since
                         1998); Director, Aberdeen Investment Services S.A.
                         (since 1998); Director, Aberdeen PCC Limited
                         (since 1999); Director, Aberdeen Guernsey Limited
                         (since 1999); Director, The London Markets Fund
                         (since 1999); Director, The London Market Fund PLC
                         (since 2000).


                                                                                                  Shares
                                                                                               Beneficially
                                                                                                Owned and
                                                                                                % of Total
                                                                                               Outstanding
                                Principal Occupations and Employment for Past         Director      on
Name and Address                     Five Years and Other Directorships           Age  Since    1/31/01(1)
----------------                ---------------------------------------------     --- -------- ------------
                                   Class III
            (Term Expiring at the Annual Meeting to be held in 2003)

David Lindsay Elsum, A.M.+  Mr. Elsum has over 20 years' experience in             63   1985      2,229
9 May Grove                   investment and insurance markets. He is a member
South Yarra, Victoria 3141    of the Australian Securities and Investment
Australia                     Commission Takeover Panel and a member of the
                              Australian Government Administrative Appeals
                              Tribunal. Previously he was founding Managing
                              Director of Capel Court Investment Bank and
                              Chairman, Stodart Investment Pty. Ltd., and
                              subsequently Chief Executive of major public
                              companies including The MLC Limited (insurance)
                              and President of the State of Victoria
                              Superannuation Fund (pension fund management).

                            Director, The First Australia Prime Income Fund,
                              Inc. (since 1986), The First Commonwealth Fund,
                              Inc. (since 1992) and First Australia Prime Income
                              Investment Company Limited (since 1986); Director,
                              MaxiLink Limited (investment company); Chairman,
                              Audit Victoria; Chairman, Melbourne Wholesale Fish
                              Market Ltd.; Chairman, Queen Victoria Market;
                              Director, EquitiLink eLink Limited (investment company); Director, Financial Planning Association
                              Limited.

Laurence S. Freedman*       Mr. Freedman has over 35 years of experience in        57   1985      4,000
G.P.O. Box 4306               funds management, with a focus on global
Sydney, N.S.W. 2001           investment analysis. Prior to founding EquitiLink
Australia                     in 1981, he was Director of Investments at BT
                              Australia Limited. Mr. Freedman's areas of fund
                              management specialization include investment in
                              resource and development companies, international
                              economies and the geo-political impact on
                              investment markets.

                            Chairman (from 1995 to 2001) and Vice President
                              (from 1985 to 2001) of the Fund; Vice President
                              (from 1986 to 2001), Director (from 1986 to 2000),
                              and Chairman (from 1995 to 2000), The First
                              Australia Prime Income Fund, Inc.; Director and
                              Chairman (since 1992) and President (from 1992 to
                              2001) of The First Commonwealth Fund, Inc.; Joint
                              Managing Director, First Australia Prime Income
                              Investment Company Limited (from 1986 to 2001);
                              Founder and Joint Managing Director, EquitiLink
                              Australia Limited (from 1981 to 2000); Director,
                              EquitiLink Limited (holding company) (from 1986 to
                              2000), EquitiLink Holdings Limited (holding company) (since

                                                                                            Shares
                                                                                         Beneficially
                                                                                          Owned and
                                                                                          % of Total
                                                                                         Outstanding
                          Principal Occupations and Employment for Past         Director      on
Name and Address               Five Years and Other Directorships           Age  Since    1/31/01(1)
----------------          ---------------------------------------------     --- -------- ------------
                        1998) and EquitiLink International Management
                        Limited (from 1985 to 2000); Chairman (since 1987)
                        and Joint Managing Director (from 1987 to 2000),
                        MaxiLink Limited (investment company); Joint
                        Managing Director (from 1994 to 2000) and Director
                        (since 1994), EquitiLink eLink Limited (investment
                        company); Managing Director, Link Enterprises
                        (International) Pty. Limited (investment
                        management company) (since 1980); Director, Ten
                        Group Pty. Limited (since 1994) and Ten Network
                        Holdings Limited (commercial television operator)
                        (since 1998).

Peter J. O'Connell    Mr. O'Connell is involved in modern technology         47   1999          0
G.P.O.Box 10            developments and has extensive business experience
Sydney, N.S.W. 2001     in the Asian region. Mr. O'connell is also
Australia               admitted as a solicitor in Australia.


                      Director, The First Australia Prime Income Fund,
                        Inc. (since December 1999); Chief Executive
                        Officer, Ten Ventures Pty. Ltd. (technology development and venture capital) (from 1999 to
                        2000); Consultant, Rogny Pty. Ltd. (technology)
                        (1999); Director of Operations, Consolidated Press
                        Holdings Limited (from 1997 to 1999); Chief
                        Executive Officer, Hargrave Consultants Pty. Ltd.
                        (technology consulting) (from 1994 to 1997).

William J.            Mr. Potter has extensive experience in investment      52   1985      1,000
Potter+(degrees)        banking and fund management, including senior
236 West 27th Street    positions with Toronto Dominion Bank, Barclays
New York, NY 10001      Bank PLC and Prudential Securities, Inc. as well
                        as board of director positions with investment
                        funds involving over $20 billion in assets since
                        1983. Mr. Potter has been involved in the
                        Australian capital markets since 1974, including
                        management and board of director positions with a
                        noted Australian brokerage house. Mr. Potter is
                        President of a U.S. investment bank and has
                        securities licenses in the U.S. and Canada. Mr.
                        Potter also has extensive securities underwriting
                        experience in various capital markets with an
                        emphasis on natural resources.

                      Director, The First Australia Prime Income Fund,
                        Inc. (since 1986), First Australia Prime Income
                        Investment Company Limited (since 1986) and The
                        First Commonwealth Fund, Inc. (since 1992);
                        President, Ridgewood Group International Ltd.
                        (international consulting/investment banking)
                        (since 1989); President, Ridgewood Capital
                        Funding, Inc. (NASD) (private placement
                        securities) (since 1989); Director, International

                                                                               Shares
                                                                            Beneficially
                                                                             Owned and
                                                                             % of Total
Name                                                                        Outstanding
and          Principal Occupations and Employment for Past         Director      on
Address           Five Years and Other Directorships           Age  Since    1/31/01(1)
-------      ---------------------------------------------     --- -------- ------------
         Panorama Inc.; Director, National Foreign Trade
         Counsel; Director, Longevity International Ltd.;
         Director, Alexandria Bancorp (banking group in
         Cayman Islands); Partner, Sphere Capital Partners
         (corporate consulting) (from 1989 to 1997).

-------
* Directors considered by the Fund and its counsel to be persons who are "interested persons" (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's Investment Manager or Investment Adviser. Mr. Freedman is deemed to be an interested person because of his ownership of securities of Aberdeen Asset Management PLC, the parent company of the Fund's Investment Manager and Investment Adviser. Messrs. Fishwick and Young are deemed to be interested persons because of their affiliation with the Fund's Investment Manager and Investment Adviser. See "Further Information Regarding Directors and Officers--Relationship of Directors or Nominees with the Investment Adviser and the Investment Manager."

+  Messrs. Elsum, Miles and Potter are members of the Contract Review
   Committee.

++ Messrs. Aaronson, Sacks and Sheehy are members of the Audit Committee.

(degrees) Messrs. Miles, Potter and Sheehy are members of the Nominating
   Committee.

(1) The information as to beneficial ownership as of January 31, 2001 is based on statements furnished to the Fund by the Directors and nominees. All shares listed in this table were owned with sole voting and investment power. In the aggregate, all of the shares in the table represented less than one percent of the total shares of common stock outstanding as of January 31, 2001. The Directors of the Fund representing the common stock, as a group, owned less than one percent of the total shares of common stock outstanding as of January 31, 2001.

  Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

  The Board of Directors recommends that shareholders vote FOR the election of the Fund's four nominees to the Fund's Board of Directors.

                     SELECTION OF INDEPENDENT ACCOUNTANTS

  The Board of Directors of the Fund, upon recommendation of the Audit Committee, has selected PricewaterhouseCoopers LLP ("PwC"), independent accountants, to audit the financial statements of the Fund for the fiscal year ending October 31, 2001.

  Audit services performed by PwC during the most recent fiscal year included the audit of the financial statements of the Fund. During the fiscal year ended October 31, 2000, the fees for services rendered to the Fund by PwC were:

                             Financial Information Systems                         All
          Audit                       Design and                                  Other
          Fees                    Implementation Fees                             Fees*
          -----              -----------------------------                       --------
         $96,000                       $   None                                  $109,000

-------
* This amount includes fees for services rendered by PwC to the Fund, the Investment Manager and Investment Adviser, and entities controlling, controlled by, or under common control with, the Investment Manager and Investment Adviser that provide services to the Fund.

  At its most recent meeting in December 2000, the Audit Committee of the Fund reviewed information presented by the Fund's independent accountants that addressed the matters set forth in Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Effective February 5, 2001, new Securities and Exchange Commission rules generally require the disclosure in a Fund's proxy statement of whether the Fund's Audit Committee considered whether the provision of non-audit services to the Fund and of professional services to the Fund's adviser and to entities controlling, controlled by, and under common control with, the Fund's adviser that provide services to the Fund is compatible with maintaining the independence of the Fund's independent accountants. Because the Fund's Audit Committee has not met since these new rules became effective, the Audit Committee has not expressly considered whether the provision by the Fund's independent accountants of such services is compatible with maintaining the independence of the Fund's accountants. Nevertheless, the Audit Committee is generally aware of the nature and extent of the fees earned by the Fund's independent accountants from such non-audit services.

  The Fund knows of no direct or indirect interest of PwC firm in the Fund.

                                OTHER BUSINESS

  The Board of Directors knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named on the enclosed proxy card to vote such proxies on such matters in accordance with their best judgment.

             FURTHER INFORMATION REGARDING DIRECTORS AND OFFICERS

  Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers, Directors, the Investment Manager and Investment Adviser, affiliates of the Investment Manager or Investment Adviser, and persons who beneficially own more than 10% of a registered class of the Fund's outstanding securities ("Reporting Persons") to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission and the American Stock Exchange. Such persons are required by Securities and Exchange Commission regulations to furnish the Fund with copies of all such filings.

  Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended October 31, 2000, its Reporting Persons complied with all applicable filing requirements.

  Committees and Board of Directors Meetings. The Board of Directors has a standing Audit Committee, composed entirely of Directors who are not "interested persons" of the Fund or the Fund's Investment Manager or Investment Adviser, within the meaning of the 1940 Act, and who are "independent" as defined in the American Stock Exchange listing standards. The Audit Committee reviews both the audit and non-audit work of the Fund's independent public accountants, submits recommendations to the Board of Directors as to the selection of independent public accountants, and review compliance of the Fund with regulations of the Securities and Exchange Commission and the Internal Revenue Service, and other related matters.

  The Fund adopted an Audit Committee Charter on March 16, 2000, a copy of which is attached to this Proxy Statement as Exhibit A. The Audit Committee has received the written disclosures and the letter required by Independence Standards Board Standard No. 1 from PwC. the Fund's independent auditors, and has discussed with PwC its independence. The Audit

Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC required to be discussed by Statements on Auditing Standards No. 61. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2000. The members of the Fund's Audit Committee are Messrs. Anthony E. Aaronson, Peter D. Sacks, and John T. Sheehy.

  The Board of Directors also has a standing Contract Review Committee, composed entirely of Directors who are not "interested persons" of the Fund or the Fund's Investment Manager or Investment Adviser within the meaning of the 1940 Act. The Contract Review Committee reviews and makes recommendations to the Board with respect to entering into, renewal or amendment of the Management Agreement, the Advisory Agreement, the Administration Agreement, the Investor Relations Services Agreement and other agreements.

  In December 2000, the Fund established an interim Nominating Committee, composed entirely of Directors who are not "interested persons" of the Fund or the Fund's Investment Manager or Investment Adviser within the meaning of the 1940 Act. The interim Nominating Committee was actively engaged in the review of all recent director appointments and nominations. In March 2001, the Fund established a permanent Nominating Committee. The Nominating Committee will not consider nominees recommended by security holders.

  During the Fund's fiscal year ended October 31, 2000, the Board of Directors held four regularly scheduled meetings and one special meeting, the Audit Committee held two meetings, a special Due Diligence Committee, organized in connection with the acquisition of the Investment Manager and the Investment Adviser by Aberdeen Asset Management PLC, held three meetings, and the Contract Review Committee held one meeting. Each of the Directors then in office (except Michael R. Horsburgh) attended at least 75% of the aggregate number of meetings of the Board of Directors and of all the Committees of the Board on which he served.

  Officers of the Fund. The officers of the Fund, all of whom serve at the pleasure of the Board of Directors, are as follows: Hugh Young (age 42), President (since 2001); David Manor (age 60), Treasurer (since 1987); Ouma Sananikone (age 42), Vice President (since 2001) and Chief Investment Officer (since 1995); Michael Karagianis (age 37), Assistant Vice President (since
2001); Barry G. Sechos (age 39), Assistant Treasurer (since 1995); Jack Benintende (age 36), Assistant Treasurer (since 2000); Roy M. Randall (age
64), Secretary (since inception); Allan S. Mostoff (age 68), Assistant Secretary (since inception); Sander M. Bieber (age 51), Assistant Secretary (since 1999); and Margaret A. Bancroft (age 62), Assistant Secretary (since
1989).

  The respective principal occupations and employment during the past five years of the Fund's officers are as follows: Hugh Young, as set forth above under "Proposal to Elect Class I Directors;" David Manor, Managing Director (since 1998) of the Fund's Investment Manager, Executive Director (from 1985 to 1998) of the Fund's Investment Adviser, Treasurer (since inception) of The First Commonwealth Fund, Inc., Treasurer (since 1987) of The First Australia Fund, Inc., Treasurer (since 1987) of The First Australia Prime Income Fund, Inc.; Ouma Sananikone, Chief Executive Officer (since 1997), Investment Director and a Director (since 1994) of the Fund's Investment Adviser, Director (since 2000) of the Fund's Investment Manager, Vice President (since
2001), Assistant Vice President (1995-2001), and Chief Investment Officer (since 1995) of The First Commonwealth Fund, Inc., The First Australia Fund, Inc., and The First Australia Prime Income Fund, Inc.; Barry G. Sechos, General Counsel (since 1993) and a Director (since 1994) of the Fund's Investment Adviser, Director (since 2000) of the Fund's Investment Manager; Director (since 1998) of EquitiLink Holdings Limited; Michael Karagianis, Assistant Vice President (since 2001) of The First Commonwealth Fund, Inc., The First Australia Fund, Inc. and The First Australia Prime Income Fund, Inc., Director of Economics and Investment Strategy (since 1999) of the Fund's Investment Adviser, Director of Portfolio Investment (1995-1999) of County Investment Management; Jack Benintende, Vice President (since 2000) of Prudential Investments, the Fund's Administrator, Senior Manager (1998-2000) and Manager (1995-1998),

PricewaterhouseCoopers; Roy M. Randall, Partner (since 1997) of Stikeman, Elliott (law firm) and Partner (1981-1996) of Freehill Hollingdale & Page (law firm); Allan S. Mostoff, Sander M. Bieber and Margaret A. Bancroft, Partners of Dechert (law firm).

  Mr. Hugh Young, Ms. Ouma Sananikone, Mr. David Manor, Mr. Michael Karagianis, and Mr. Barry G. Sechos serve as executive officers of the Fund. As of January 31, 2001, the executive officers of the Fund owned no shares of the Fund.

  Relationship of Directors or Nominees with the Investment Adviser and the Investment Manager. Aberdeen Asset Managers (C.I.) Limited (formerly known as EquitiLink International Management Limited) (the "Investment Manager") serves as investment manager to the Fund and Aberdeen Asset Management Limited (formerly known as EquitiLink Australia Limited) (the "Investment Adviser") serves as investment adviser to the Fund pursuant to a management agreement dated December 22, 2000 and an advisory agreement dated December 22, 2000.

  The Investment Manager is a Jersey, Channel Islands corporation organized in October 1985 with its registered office located at 17 Bond Street, St. Helier, Jersey, Channel Islands. The Investment Adviser is a wholly-owned subsidiary of Aberdeen Asset Management Holdings Limited (formerly known as EquitiLink Limited) ("AAMHL:"), an Australian corporation. The registered offices of the Investment Adviser and AAMHL are located at Level 3, 190 George Street, Sydney, N.S.W., Australia. Both the Investment Manager and AAMHL are wholly-owned subsidiaries of Aberdeen Asset Management PLC, a United Kingdom corporation. The registered offices of Aberdeen Asset Management PLC are located at One Albyn Place, Aberdeen, Scotland AB10 1YG

  On December 22, 2000, all of the shares of EquitiLink International Management Limited (the Investment Manager), of EquitiLink Limited ("EL", parent of EquitiLink Australia Limited, the Investment Adviser), and of EquitiLink International (Channel Islands) Limited ("EICIL") were transferred to Aberdeen Asset Management PLC ("Aberdeen") (the "Aberdeen Transaction"), pursuant to a Share Sale Agreement between Aberdeen on the one side and EquitiLink Holdings Limited ("EHL", parent of EL), EIML Australia Pty Limited (parent of the Investment Manager) and the shareholders of EICIL on the other side. Total consideration for the sale was US $80 million, subject to certain adjustments. The consideration was paid in a combination of cash and preference shares issued by Aberdeen. At the time of the execution of the Share Sale Agreement, Messrs. Laurence S. Freedman and Brian M. Sherman were directors and principal shareholders of the Investment Manager, and Mr. David Manor was the Managing Director of the Investment Manager. Messrs. Freedman and Sherman then also served as, respectively, Joint Managing Director, and Joint Managing Director and Chairman of the Investment Adviser. In connection with the Aberdeen Transaction, Messrs. Freedman and Sherman resigned as Joint Managing Directors of the Investment Adviser and as directors of the Investment Manager. Messrs. Freedman and Sherman are the principal shareholders of EquitiLink Holdings Limited and of EIML Australia Pty Limited, of both of which Mr. Manor is also a shareholder.

  Mr. Hugh Young, a Director and President of the Fund, also serves as a director of the Investment Manager and the Investment Adviser, and as an Executive Director of Aberdeen Asset Management PLC, the parent of the Investment Manager and the Investment Adviser. Mr. Young is a shareholder of Aberdeen Asset Management PLC. Mr. Chris Fishwick, a Director of the Fund, also serves as a director of the Investment Manager and a Director of Aberdeen Asset Management PLC. Mr. Fishwick is a shareholder of Aberdeen Asset Management PLC.

  Under the terms of an Investor Relations Services Agreement, EquitiLink USA, Inc. (doing business under the name Aberdeen Asset Management), a wholly-owned subsidiary of the Investment Manager, provides investor relations services to the Fund for a monthly retainer of $5,000.

  Compensation of Directors and Certain Officers. The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 2000. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex. In the column headed "Total Compensation From Fund and Associated Funds Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Director serves or served at any time during the fiscal year ended October 31, 2000.

                              Compensation Table
                          Fiscal Year Ended 10/31/00

                                                                       Total
                                         Pension or    Estimated    Compensation
                                         Retirement      Annual    From Fund and
                          Aggregate   Benefits Accrued  Benefits  Associated Funds
                         Compensation As Part of Fund     Upon        Paid to
    Name of Director      From Fund       Expenses     Retirement    Directors
    ----------------     ------------ ---------------- ---------- ----------------
Anthony E. Aaronson.....   $13,500          N/A           N/A         $33,250(2)
Sir Roden Cutler*.......   $ 5,003          N/A           N/A         $84,556(3)
David Lindsay Elsum.....   $10,988          N/A           N/A         $40,256(3)
Rt. Hon. Malcolm
 Fraser**...............   $ 7,112          N/A           N/A         $27,593(3)
Laurence S. Freedman....         0          N/A           N/A               0(3)
Michael R.
 Horsburgh***...........   $ 9,500          N/A           N/A         $35,250(3)
Harry A. Jacobs,
 Jr.***.................         0          N/A           N/A               0(2)
Howard A. Knight........   $10,500          N/A           N/A         $27,250(2)
Richard H. McCoy***.....   $11,400          N/A           N/A         $11,400(1)
Neville J. Miles........   $11,338          N/A           N/A         $39,456(3)
Peter O'Connell.........   $ 9,638          N/A           N/A         $25,056(2)
William J. Potter.......   $12,000          N/A           N/A         $43,750(3)
Peter D. Sacks..........   $11,213          N/A           N/A         $41,969(3)
John T. Sheehy..........   $13,000          N/A           N/A         $45,250(3)
Brian M. Sherman***.....         0          N/A           N/A               0(3)

-------

*   Sir Roden Cutler retired from the Board of Directors effective December
    1999.

** Rt. Hon. Malcolm Fraser resigned from the Board of Directors effective June 2000.

*** Messrs. Michael R. Horsburgh, Harry A. Jacobs, Jr., Richard H. McCoy, and
    Brian M. Sherman resigned from the Board of Directors effective December
    2000.

                            ADDITIONAL INFORMATION

  Administrator. The Fund's administrator is Prudential Investments, Gateway Center 3, 100 Mulberry Street, Newark, NJ 07102.

  Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, the Investment Manager, the Investment Adviser or State Street Bank and Trust Company, the Transfer Agent of the Fund. Innisfree M&A ("Innisfree") has been retained to assist in the solicitation of proxies. Innisfree will be paid approximately $6,000 by the Fund and the Fund will reimburse Innisfree for its related expenses.

  Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about March 19, 2001. In addition, as the meeting date approaches, certain shareholders of the Fund may receive a call from a representative of Innisfree if the Fund has not yet received their vote. Authorization to permit Innisfree to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

  In all cases where a telephonic proxy is solicited, the Innisfree representative is required to ask the shareholder for such shareholder's full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to Innisfree by the Fund, then the Innisfree representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The Innisfree representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. Innisfree will record the shareholder's instructions on the card. Within 72 hours, Innisfree will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call Innisfree immediately if the shareholder's instructions are not correctly reflected in the confirmation.

  If a shareholder wishes to participate in the Meeting of shareholders, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically or via the internet at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

  Beneficial Ownership; Change of Control. To the best of the Fund's knowledge, based upon filings made with the Securities and Exchange Commission, as of January 18, 2001, the only beneficial owner of more than five percent of the voting securities of the Fund is:

    Title
     of               Name and Address of            Number of Shares  Percent of
    Class              Beneficial Owner             Beneficially Owned   Class
    -----             -------------------           ------------------ ----------
   Common   Mira, L.P., Zurich Capital Markets,         5,317,461        30.1%
    Stock,  Inc., its General Partner, One Chase
    par     Manhattan Plaza, New York, New York
    value   10005
    $0.01
    per
    share

  On January 18, 2001, Mira L.P. ("Mira") acquired an aggregate of 2,742,461 shares of common stock of the Fund from EquitiLink Holdings Limited, EquitiLink Limited, EquitiLink International Management Limited and EquitiLink USA, Inc. (collectively, the "Sellers"), pursuant to the Stock Purchase Agreement dated as of November 10, 2000 by and between Mira and the Sellers (the "Mira Agreement"). The aggregate purchase price paid by Mira for these shares was $16,891,914.28. According to a report on Schedule 13D filed by Mira with the Securities and Exchange Commission on January 18, 2001, Mira paid the purchase price for these shares from its working capital. At the time of the execution of the

Mira Agreement, Messrs. Laurence S. Freedman and Brian M. Sherman were the principal shareholders, directly or indirectly, of each of the Sellers.

  As part of the Mira Agreement, and as disclosed to shareholders in a supplement dated November 16, 2000 to the Fund's proxy statement with respect to a proposal (the "Proposal") to approve a new investment management agreement and a new investment advisory agreement at a meeting of shareholders held on November 30, 2000, Mira agreed to vote all the Fund shares it then owned in favor of the Proposal. Mira also agreed not to solicit proxies in opposition to the Proposal or, prior to the stock sale, to attempt to influence Fund management or policies or to take or support any action opposing the Proposal. Mira also acknowledged that the shares it acquired under the Mira Agreement will be subject to certain legal restrictions regarding their further sale.

  Shareholder Proposals. If a shareholder intends to present a proposal at the Annual Meeting of Shareholders of the Fund to be held in 2002 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by November 19, 2001.

  Shareholders wishing to present proposals at the Annual Meeting of Shareholders of the Fund to be held in 2002 which they do not wish to be included in the Fund's proxy materials should send written notice to the Secretary of the Fund of such proposals no sooner than December 20, 2001 and no later than January 19, 2002 in the form prescribed in the Fund's By-Laws.

                                      By Order of the Board of Directors,

                                      Roy M. Randall, Secretary

Gateway Center 3
100 Mulberry Street
Newark, New Jersey 07102
March 19, 2001

                                                                      EXHIBIT A

                        THE FIRST AUSTRALIA FUND, INC.

                            AUDIT COMMITTEE CHARTER

Mission

  The mission of the Audit Committee (the "Committee") of The First Australia Fund, Inc. (the "Fund") is to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, and the quality and objectivity of the Fund's financial statements. The Committee will also report to the Board of Directors (the "Board"), if necessary, any relationships between the auditor and the Fund, or any other relationships, which come to the Committee's attention that may adversely affect the independence of the auditor.

  The function of the Committee in this capacity is oversight; it is the responsibility of the Fund and the Manager to maintain appropriate systems for accounting and internal control, and the responsibility of the Fund's independent auditors to plan and carry out a proper audit.

  The independent auditors are directly accountable to the Committee and to the Board.

Committee Membership

  The Committee shall be composed of at least three independent directors with the qualifications indicated below. The President of the Fund, although not a member of the Committee, will nonetheless be expected to play a significant role in assisting the Committee to discharge its responsibilities, including ensuring adequate access to, and support from, the staff of the Fund's investment manager, EquitiLink International Management Limited (the "Manager"), and the staff of the Fund's investment adviser, EquitiLink Australia Limited (the "Adviser").

Qualifications of Committee Members

  The Committee must have at least three independent directors. A director with any of the following five relationships will not be considered independent for this purpose:

  (1) employment by the Fund or any of its affiliates for the current year or any of the past three years;

  (2) acceptance of any compensation from the Fund or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non- discretionary compensation;

  (3) member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Fund or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, brothers and sisters-in-law, sons and daughters-in-law, and anyone who resides in such person's home;

  (4) partnership in, or being a controlling shareholder or an executive officer of, any for-profit business organization to which the Fund made, or from which the Fund received, payments (other than those arising solely from investments in the Fund's securities) that exceed 5% of the Fund's gross income for that year, or $200,000, whichever is more, in any of the past three years; or

  (5) employment as an executive of another entity where any of the Fund's executives serve on that entity's compensation committee.

  One member of the Committee may be a non-independent director, under limited and exceptional circumstances, if the Board determines that membership on the Committee by that non-independent director is required by the best interests of the Fund and its shareholders. To be eligible for this consideration, the non-independent director may not be a current employee or immediate family member of an employee of the Fund. If such a determination is made, the Board must disclose, in the Fund's next annual proxy statement subsequent to making the determination, the nature of the relationship and the reasons for the determination.

  Each member of the Committee must be able to read and understand basic financial statements, including the Fund's balance sheet, income statement and statement of cash flows, or must become able to do so within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which result in that individual's having financial sophistication, including, but not limited to, being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Duties and Powers

  To carry out its mission, the Committee shall, to the extent it deems appropriate, carry out the following functions:

  1. to recommend annually to the Board the selection, retention, or termination of independent auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting, auditing, or tax services to the Manager and to receive the auditors' specific representations as to their independence, delineating all relationships between the auditor and the Fund, consistent with Independence Standards Board ("ISB") Standard No. 1./(1)/ This should include information on whether the independent auditor performs any significant non-auditing services for the Fund. The Committee is responsible for actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectives and independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor;

  2. to recommend new independent auditors, should it prove necessary, subject to ratification by the Board and shareholder approval, if required;

  3. to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits, and the fees proposed to be charged in connection with such services, (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s), including matters required to be discussed by the Statements on Auditing Standards ("SAS") No. 61,/(2)/
(iii) to consider the auditors' comments
-------
(1) ISB Standard No. 1 requires the auditor to annually: (1) disclose to the Committee, in writing, all relationships between the auditor and its related entities and the Fund and its related entities that in the auditor's professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Fund within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor's independence with the audit committee.
(2) SAS 61 requires independent auditors to communicate certain matters related to the conduct of an audit to those who have responsibility for oversight of the financial reporting process, specifically the audit committee. Among the matters to be communicated to the audit committee are: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;
    (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements.

with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto, (iv) to review the form of opinion the auditors propose to render to the Board and shareholders, and (v) to review the performance of the auditor;

  4. to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

  5. to review the fees charged by the auditors for audit and non-audit services;

  6. to confer with the officers of the Fund to the extent necessary in its review of the internal controls, accounting practices, fiscal structure and fiscal reporting of the Fund, and as appropriate report to the Board concerning the business of the Committee;

  7. to establish rules and procedures necessary for the Committee to fulfill its responsibilities and conduct its business;

  8. to investigate improprieties or suspected improprieties and Fund operations, as they are presented to the Committee or brought to the attention of the Committee;

  9. to review the Fund's financial reporting practices, including (i) accounting policies and practices and significant judgments that may affect the financial statements of the Fund and the selection made from among alternative accounting treatments; (ii) effects of changes in accounting standards that may significantly affect financial reporting practices; (iii) reasons for major year-to-year variations in financial statements; and (iv) reports of any significant accounting accruals, reserves, estimates made by management, and provisions for contingent liabilities;

  10. to review the Fund's system of internal controls, including (i) the security of tangible and intangible Fund assets and the security of computer systems and facilities; (ii) instances of employee defalcation and violations of the Code of Ethics and other Fund policies and procedures; and (iii) reports from Fund legal counsel with respect to compliance with laws and regulations, significant litigation, and possible impact on financial results;

  11. to review the Fund's tax compliance and status, including the status of the Fund's position relative to tax audits and significant issues disputed by tax authorities; and

  12. to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

Other Powers and Responsibilities

  1. The Committee normally shall meet in person twice yearly, in June and December, prior to the meetings of the full Board, and at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require.

  2. Each December, the Committee shall issue a report indicating whether the Committee (i) reviewed and discussed the financial statements with management;
(ii) discussed the matters required by SAS 61, as modified or supplemented; and (iii) received from the auditors the letter and written disclosure required by ISB Standard No. 1, and discussed with the auditors their independence. The Committee's report should also indicate whether the audit committee, based on its review and its discussions with management and the auditors, recommends to the Board that the financial statements be included in the Fund's annual report for the last fiscal year.

  3. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Fund.

  4. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

March 16, 2000

                                     PROXY

                        THE FIRST AUSTRALIA FUND, INC.

           THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                Annual Meeting of Shareholders - April 19, 2001

The undersigned hereby appoints Beverley Hendry, William J. Potter, and Michael Karagianis, each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the common stock of The First Australia Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Australia Fund, Inc. to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York on April 19, 2001 at 1:00 p.m. (Eastern time), and at any adjournment or postponement thereof. By signing this proxy card on the reverse side, the undersigned authorizes the appointed proxies to vote in their discretion on any other business which may properly come before the meeting or any adjournments or postponements thereof.

--------------------------------------------------------------------------------
                    PLEASE VOTE, DATE AND SIGN ON REVERSE AND
                   RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?
-------------------------                    -------------------------------
-------------------------                    -------------------------------
-------------------------                    -------------------------------

(X) PLEASE MARK VOTES
AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                         THE FIRST AUSTRALIA FUND, INC.
--------------------------------------------------------------------------------

                                  COMMON STOCK

Mark box at right if an address change or comment has been noted         / /
on the reverse side of this card.

                                                              Date -------------

         Please be sure to sign and date this Proxy.
--------------------------------------------------------------------------------

         Shareholder sign here _______________       Co-owner sign here ________

This proxy, when properly executed, will be voted in the manner directed. If no direction is made, this proxy will be voted FOR Item 1.

(1) The election of four Directors to serve as Class I Directors for a three-year term:

                                   For All Nominees   Withhold    For All Except
     Anthony E. Aaronson                 / /            / /           / /
     Neville J. Miles                    / /            / /           / /
     Peter D. Sacks                      / /            / /           / /
     John T. Sheehy                      / /            / /           / /

     NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME(S) OF THE NOMINEE(S). YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).

The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.

RECORD DATE SHARES: